Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 51 to the registration statement of Morgan Grenfell Investment Trust on Form N-1A ("Registration Statement") of our report dated December 19, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder International Select Equity Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 51 to the registration statement of Morgan Grenfell Trust on Form N-1A ("Registration Statement") of our report dated December 20, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Municipal Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 51 to the registration statement of Morgan Grenfell Investment Trust on Form N-1A ("Registration Statement") of our report dated December 23, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 51 to the registration statement Morgan Grenfell Investment Trust on Form N-1A ("Registration Statement") of our report dated December 20, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Short-Term Municipal Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 51 to the registration statement Morgan Grenfell Investment Trust on Form N-1A ("Registration Statement") of our report dated December 19, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder European Equity Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 51 to the registration statement Morgan Grenfell Investment Trust on Form N-1A ("Registration Statement") of our report dated December 13, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Emerging Market Debt Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2003